Security Deposits and Other Payables - Schedule of Deposits and Other Payables (Details) - Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member] - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Security deposits	$ 72,401	$ 72,253	$ 76,670
Other payable	12,733	12,230	13,108
Total	$ 85,134	$ 84,483	$ 89,778